UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

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HUMANIGEN, INC.
(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Your Vote Counts! HUMANIGEN, INC. 2022 Annual Meeting of Stockholders Vote by June 8, 2022 11:59 PM ET HUMANIGEN, INC. 830 MORRIS TURNPIKE, 4TH FLOOR SHORT HILLS, NJ 07078 D81103-P74212 You invested in HUMANIGEN, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy material for the Annual Meeting of Stockholders to be held on June 9, 2022. Get informed before you vote View the Combined Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 9, 2022 1:00 PM ET Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/HGEN2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: For 01) Cameron Durrant, M.D., MBA 02) Ronald Barliant, JD 03) Rainer Boehm, M.D., MBA04) Cheryl Buxton, MSc 05) Dale Chappell, M.D., MBA 06) John Hohneker, M.D. 07) Kevin Xie, Ph.D. 2. Ratification of the selection by the audit committee of our Board of HORNE LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and For For 3. Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement. NOTE: The proxy holder(s) will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D81104-P74212